UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

SCOPUS BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39788	82-1248020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 300

New York, New York 10170

(Address of principal executive offices)

(212) 479-2513

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed on a Current Report on Form 8-K filed on August 11, 2023 with the U.S. Securities and Exchange Commission, on August 10, 2023, stockholders approved an increase in the number of authorized shares of common stock of Scopus BioPharma Inc. (the “Company”)(the “Authorized Share Increase”). The Company filed a Certificate of Amendment (the “Amendment”) with the Secretary of State of Delaware to effectuate the Authorized Share Increase, which became effective in Delaware on August 14, 2023.

The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibits

3.1	Certificate of Amendment for Amended and Restated Certificate of Incorporation of Scopus BioPharma Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPUS BIOPHARMA INC.

Dated: August 18, 2023	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman